Exhibit 10.27

Samson Partners  Ph. (347) 442-7999 (718) 304-1163 Contract  ID# 348612 Sales Partner: Steve Markowitz, Jr. Samson Partners  REVENUE BASED FACTORING  (RBF/ACH) AGREEMENT  Agreement  dated Janumy 1.2. 2015 between Samson Partners ("FUNDER") and the merchant  listed below ("the Merchant"}. (Month)  (Day)  (Year) MERCHANT INFORMATION  Merchant's Legal Name: SpeedEmissions Inc. I SpeedEmissions Car Care  LLC I SpeedEmissions Acquisition  Company. LLC D/B/A: Speedemissions (ACH)  CLF) State oflncorporation I Organization: GA Type of entity: ( X) Corporation (   ) Limited Liability  Company (   ) Limited Partnership (   ) Limited Liability Partnership (   ) Sole Proprietor    Physical  Address:  1015 Tvrone  Road Suite 220  Mailing  Address:  Date business stmtcd (mm/yy): 01/01    City: Tyrone  City:  Federal  ID# 33-0961488  PUHCHASE ANI> SALE OF FUTUU.E RECEIVABLES    State: GA State:    Zip: 30290  Zip:    Merchant hereby sdls,  assigns and transfers to Fumier, as the lead  purchaser  for itself and  co-investors [making Fundcr on behalf  of itself and all co-investors (collectively the Funders), the absolute  owner] in consideration  of the funds  provided  ("Purchase  Price") specified  below, all  of Merchant's  future receipts, accounts,  contract  rights and  other obligations arising from or relating to the payment of monies from Merchant's customers'  and/or other third party payors (collectively the "Reccints" defined as all payments made by cash, check, electronic transfer or other form ofmonetmy payment in the ordimuy course of the merchant's  business), until such time as the "Receipts  Purchased Amount" has been del!vercd  by Merchant ro FUNDE.R. The Rcce!prs Purchased  Amoum shall be paid to FUNDER by the Merchant irrevocably authorizing only om: lkpositing  accuulll acceptable  to FUNDER (the"Account") to remit the percentage specified below (the "Snecificd  Percentage") oft he Merchant's Receipts, until such time as FUNDER receives payment in full of the Receipts Purchased Amount. In consideration of servicing the account, the Merchant hereby authorizes  FUNDER to ACH Debit the "Specified  Daily Amount" from the merchant's bank account as the base payment credited against the Specified  Percentage due. It is the Merchants responsibility to provide bank statements for any and all bank accounts held by the Merchant to reconcile the daily payments made against the Specified  Percentage permitting FUNDER  to debit or credit  the difference to the merchant so that payment equals the Specified Percentage.   Failure to provide all of their bank statements  in a  timely manner or missing a  month shall forfeit all rights to future reconciliations.   FUNDER may, upon Merchant's request, adjust the amount of any payment due under this Agreement at FlJNDER's  sole discretion and as it deems appropriate in servicing this Agreement.   Merchant understands that it is responsible for ensuring that funds adequate to cover amount to be debited by FUNDER remains in the account.   Merchant will be held responsible for any fees incurred by FUNDER resulting from a rejected ACH attempt or an event of default.   (Sec Appendix A) FVNDER is not responsible for any overdrafts or rejected transactions in the Merchants account which may result from FUNDER' scheduled ACH debit under the terms of this agreement.  Notwithstanding anything to the contrary in this Agreement or any other agreement between FlJNDER and Merchant, upon the \'iolation of any provision contained  i11 Section 1.11 of the MERCHANT AGREEMENT TERMS AND CONDITIONS or the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS,  the Specified Percentage shall equal !00%.  A list of all fees applicable \mder this agreement is contained in Appendix A.   Purchase Price: $60.000.00             Specified  Percentage: !!%                  Specific Daily Amount: $1.169.00                Receipts Purchased Amount: $75.000.00  THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET  FORTH ON PAGE  2, THE "MERCHANT SECURITY AGREEMENT" AND "ADMINISTRATIVE FORM  HEREOF AHE HEHEBY INCOHPOHATED IN AND MADE A PAHT OF THIS  MERCHANT AGREEMENT.    FOR  THE MERCHANT (#I) By Richard  Parlontieri   (Print Name and Title) FOR  THE MERCHANT (#2) By  -----;-;:-c--:-;-;----;-;;;=----- (Print Name and Title) OWNER/GUAH.ANTOH. #1 By Richard  Parlonticri (Print Name) OWNEH./GlJARANTOR #2 By      (Signature) (Signature) (Signature)     <Sign Here   <Sign Here  <Sign Here   <Sign Here    Samson Jlartncrs   (Print Name)  (Signature)    By -- ,-,---------------- Sales  Associate Name: -------,,--,--,---------   (Company Onlcer)   (Signature)    To the extent set forth herein, each of the parties is obligated upon his, her or its execution of the Agreement to all terms of the Agreement, including the Additional Terms set forth below.  Each of above-signed  Merchant and Owner(s) represents that he or she is authorized to sign this Agreement for Merchant, legally binding said Merchant to repay this obligation and that the information provided herein and in all ofFUNDER  documents, forms and recorded interviews is 11uc, accurate and complete in all respects.  If any such information is false or misleading, Merchant shall  be deemed in material breach of a!! agreements  between Merchant and FUNDER and FUNDER shaH be entitled to all remedies available under law. Merchant and each of the above-signed  Owners authotizes  FUNDER,  its agents and representatives and  any credit  reporting agency engaged by FUNDER. to (i) investigate any references given or any other statements or data obtained from or about Merchant or any of its Owners for the purpose of this Agreement, and (ii) obtain credit report at any time now or for so long as Merchant and/or Owners(s) continue to have any obligation owed to FUNDER. ANY MISREPRESENTATION MADE BY MERCHANT OR  OWNEH.  IN CONNECTION WITH THIS AGREEMENT MAY  CONSTITUTE A SEPARATE CAUSE OF ACTION FOR FRAUD OR  INTENTIONAL FRAUDULENT INDUCEMENT TO  OBTAIN FINANCING.   MERCIIANT AGREEMENT TERMS A:-.ll  CQNl)fTJONS    I.   T£HMS OF  ENROLLMENT I)IIJ'IWGitA!'II 1.1  Mcrc!o  nt  Dcuo•lt  Ayr<cm"nt   Merchant <hall execute an •srecment (the ..Merchant    )}cnosit   Avrccmenl'')    acccptublc   U>     FONDER,   wi1h   n   !lank acceplable  w FUNDER,  w olnain  electronic  lUnd lnmofor se"•ices.   Meodmnt shall  provide f\JNDER and lor it's authorized  ag>:nl with all of the information, nuthori><ltions necessary   lOr verifying   Merchanfo   rccci••ablcs,  receipts   ond deposits imo the accolll\t. Merdu.nt  ohall authori<'C flll'>'DER nndlor it's agent to dcduclth>:  umo1mts owed  to FUNDER for  the Receipts"' specified  herein from settlement wnounts whid> woulll olhe•wise be due to Merchant b)-' rennitting FUNI)ER  to withdraw  the IJiecific daily  amount crcdit<d ogainst  tho spccifi«< percentages  by ACH debit of the  Merchant account. "I'he aurl>ori..,tion shall be im:vocablwithout the written conomt  ofFUNDER. 1.2 Term of  Agrccm nt,   This  Asreemcnt  shall  have an  inder.nitc  lcnn  llmt shall  I»St  eidltr umil  ull  the  M«(hant's  ubligatiom   to  FUNDER   are  fully satisfied.  T!us shall  include but not be limited to any renewal>, nutstanding  fcc.\ or coots. I .3 Future l'urchuscs. FUNI)ER rC'lcrves the right to rescind the onOr to make ""Y pnrchoscpaymcnts hereunder, in its sole discretion 1.4  Financial Condl!lon. Merchant and  Guoranl\u s) uuthorl:zFUNDER ,.nd  lts agcntJ  to b\\•cs!lgatc  their  flnondlll re1pon1lbiUty and  hluury, and will pro\'ldc to t'UNDER any hank  t•r flnancO.l dutem nh, tax rdurm, ole., •• flJNOEH deems  n..:euny l>l"lor to or At any  Ume Qft.rn..:uti-on of thl• Agreement,  A photocopy ofthl;-  authorization wiU be dccu1ed  acceptable for  rcleuc t>f flltwncllll btform tlon. FUND :n lS outhorl1.11d to update such lnformatlon und  tlnot•d•l protlle• from  time  to time oslt deem• •l>proprlatc. LS   Tronsaet!on l   !Iiston•.     Merchant   •uthori""'  their   hank   to   prcwi<le !'UNDER   with    Mnch m's    hanking   or  pmce sing   his!ory   10  determine quahl"tcation or continu,Hion in tlnsptogram 1.6   h>dcmn!fip•tkm.   Mcr hunt    unJ   Gu:otant<'l{S) jointly    and    s wrally i11demnit'y and   hold   harmless    l'mceswr!Bank,  its   ot)lceiS,   directors    and shareholders against  all lo;scs,  damages,  cla>ms. liabilities  and  c•penscs (including rca>onoble aUomcy'o  fees) inoorred  by l'ro.:cssor  resulting  from (o) claim> asserted  by FUNDER  for monies owod to FUNDER  Jlom Mctchantand (b)  actions  taken  b)-'   l'wccs.>or  in  reliance  upon  infmmation   or  instntctions pw\'idod  by FUNDEI\. 1.7  No Liability.  In 110 c\"cnt will HJNDEI\(or •my of the Fundas)  he lioblc for a11y claim.>  asscncd  by Merchant Ut1dcr any  legal theory for  lost prolits,  lost rc>•cnucs, los1 busit>cs< op('ortunilies,  cxcml'lary, punitive,  ;pcci.il,  ind<knlal, indirect  or comCO[Umtia! domogc,;, each  of  which  io w.1i1'ed  by MeJchanl  and Guammor(s). 1.Rrlillnu  on  Ttrm!     Section  1.1,  !.7, 1.and  2.5 of  this  Agreement  arc asrccd    to   for   the   benefit   of   Merchant,    FUNDER   and   l'rocc>Sor,   and notwithstanding  the  fuel  thai  Pmco55or  i•  not  a  party  of  this  Agr emont, Pwccsr.or may rely UfHln their terms ""'I  mise them as" dcfrnsc  in any action. 1.9 Sale  of  R••ce!nts.   Mcnohanl and  FUNDER  agree  that  the Purchase  Price under  this Agreement  is iu exchange  fm the l'urchascd  Amount and lh•t  sud1 Purchase  Price  is 1101  intended  to be, nor shall  it be ronsuucd as a loan from FUNDER  to Merchant Mcrcllal\t agrees  that the l'urchasc  Price is in exchange for >he sale of fit lure Receip1s pursuant  to this Agreemcm equals the fair market value of such Receipt.<. FlJNDER  lws I>Urchased and shall 0\\1! all the Receipts dcscnbcd in this Agrccmcnl up to Ihe full i'urehastd Amount"" the Receipts arc created.    l'a)-'mcnls made  lo  FUNDER  in  respect  10 tlte full  amount  of  tl1c Rc-.:ei11IS shall  be <"<>nditioncd upo11 Mcrcham's sale ofpmduct.< and .«>vices and the  paymcnl   thorcforc  by  Merchant's cmlomcr<   in  the  manner  pm\'>dod  in Section 1.1.  In 110 c\'ent hall the agsrcgalc of all anwums  be dccm<><i a> it tcrc>t h •ew1dcr    '"'d    ••hmgo:d or   collected    here1mdor  ex>eed   the   highe11  ralc pen!l>S.SLbk  al  law.    ln the  event  that  a court  de!em1inc• tho! HJ:-IDER  has charged  or rccci\'col in teres! hea•under  in exec» of the highest ap('licoble  rate, the rate in effect hereunder  1hall automatically  be rccltlL:ed  to the maximum  rate pcrmiucd  h;• applicable  law and !'UNDER  shall  promptly  refund  to McJchanl any  interest  >cccivcd by  FlJNDEI\  in  cxcc>s of  the m••imum luwful  •ate,  it b>ing intended >at Merchant  no!pay or conlracllo pay, and thati'UNDER  not receive nr e<>nu-act  to rcccil'c,  directly  or indirectly  in uny maJmer whatsoever, intcrc>l in excess of that which moy be p id by Me> chant under applicable law. l. 10 I' ower  of AUorncy  Merchant  inevo>ably  appoints  FONDER as liS  agem and  unomey-in•facl  with   full  uudoooity to  luke  any  a<•tiun or  execute  any in>tnoment  nr dnrumetll  to    c!llc all  obligations   due   to   FUNDER   from l'>occ>o:ortHank, or in tiLe caoc or a \'iolation  by Me> chant of Section  I. 12 01 Ihe occu rcnocfcan Evel\1 of Dduul! uudtr Section  4 lwrcof, fmm Merchant, under this ,\grecmclll. inclu<ling without  limitation  (i) to obtain and adj11st in,< 1rance; (11)  to collect  monies  due  m   to become  due  umkr or in >c.<pccl of  any of  the Cullatcra\;   (iii)   tu  receive,   endorse   :md   collo<:l ""Y  che<:h,   notes,   drnfls, imtrum<nts,  docnments or chattel paper  in connection  with c! use  (i) or clause (11) almvc: (i\')   to  sig11  Mcrchanl'o   ""'"" on  any  inl'oicc,  bill  of  l,>dit>g,  <)r as.<igmncm olirccting cmtume<• or acc-oun\ dcbtoro  \('make pU)1\\enl directly 10 FUNDER;     and  (v)  to  lile  any  daims or  t"ke  any  action  or  inslitute  any proceeding which  FUNDER may deem necessary  for the co\lcction or any of the unpaid l'urdLascd  Amoum from '" Collateral, or u1hcrwioc to enfOrce it> •ighls with respecl 10 p:oymem of the l'urd•ascd Amowu. I. II  l'r<Ltccllll!>S ,\guinst )) fault. The  following Protections  l 1l1mngh 7 may be U\\"okcd by FUNDER.  immcdialcly  al!d without  notice to McrciLant in  the c>•cnt (a)  Merchant ch•ngc::  its U>Tatlgemct!L< wilh l'«>cc<;.:.>rmank in any  way that is ad>•crsc to FONDER; (b)  Mcrchruu changos lhe deposit ac.•ountth>ough which  the Receipts arc sculcd.,  or pcnnil> any cYcnt hl occur !hat cnu\d  cmtoe divcroion of  uny <lf Merchant's tmn<actions  to anoU1cr  account;  (c)  Mcr hanl interrupt;;  the operation  of  this  bu5iness  (other  thun ad\'<15weather, namml di a<ler> ur acts o>f  God) !lJnsfclS,  mo1•cs, >ells, d>si>O<e<, transfer< <>r  othcrwi<> conveyits  busine» or  u>ScL< withou(  (i)  the cxpre» prior W> iltCll  co"'em  of FUNDER,  and (>i) the wrinen  asrecmcnt   of uny purchu>er or trJn•fcrce  to the o%mnption  of all of Mc>ehmH'> uhligat1ons under  thi!Ar,«cmmt  pursuam  to documentation  oati.<lOctory 10 FONDER; or (d) Merchant takes anoction,  fJil< liJ  luke any aclion,  or uffcr< uny incetuiv<>------<:e<>twmic   OJ  " 'cm•iscr-thc rc ult nr whid1  will he In i11ducc  ancu.-tomer  »r  customers  10  poy Jilr Mcrdtam"s set\'lccs  with at>y  means  Ollhcr  than chech thaarc sculcd  through  J>mce.•sor •n,c;e protcctim!S arc in addition 10 uny <>lhcr remedies  available lo FONDER at law, in equ11)-' or uliL<twioe pllr<Uanlto thi• Agreemen1. l'rolc  lion  I.  The full uncllllecled l'urcha5c  Ammon\  plu.< all fees due under tlus Agrcemcn1 and the uuachcd Sccudty Agreement  become due and puyohlc m full immediatdy l'rol<etil>n 1. FUNIJER may enforce !he prol\'isions of the Personal Guaranlec  of l'eofonnancc again;!     Ouu>untor. l'r01cction  3,    Merchant  shall,  upon  execution   of  this  Ag>ccmem, deliver  II> FUNDER  an  ex c•uted  confcssio!l  uf  judgmem  in  fa\'or  of  FUNDER  in !he •IITIU\11\1 Olf  the l'llrchasc  Amount  <late<! in  tc Agrccmcm.Upc\n Iucado of O!l)' I"U''i>ion  in  thi>  p•rag'"ph   1.11,  FlJNDER   may  enter   that  conl"-<>i<>n   of )Udgm ut us ajudgmont W1d1 the Clerk oftlw Co1u1 oul exeCII!< !hor<nn l'rotcction  4.    FUNDER  may enforce   its ccurity intc>cst m the  Collateral idcnlifocd in Aotide 111 hereof. l'wtcction S. '11oc cntirI'm chose Am(>Unl shall become immcdialcl)• >efundablc w F\iNDER f>om Mo>dtoou. Protection   6.    FONDER  may  proceed   to IH<'lccl ot>d  <1ofmcc    il<   right< anol    1emcdies  by  lawsuit.   In  any  such  !aw uiin  which  FIJNDER  shall  rce<l\'tr judgment  agam;( Mcrchat>l, Mereham <hall he liable for  all ofFUNDER '< co.<l< of  lawoui1, including but not !imi!cd to all reasonable  allomcys' fees and ""Uti costs l'rolleclion 7.   Mer(hant   shall,  upon  execution  of  this  Agreement,  deliver  In FUNDER an exNu!t•d  nulgnm nl ofka•ofMcn:hnnl'> pnmiscJ in favor of FUNDEI\.  l%>nn breach ofony provision in this paragoph 1.12,  FUNDER  may exercise ils rights under such assignmrnt oflc sc. l'tolccuon         FUNDER  may debit  M rchant'>  dcpo> lOI)' accounl.< wller  •cr silllatcd by meum of ACH dd•it  or facsimile ignaturc on "comput<r-gaoeratod check drawn on Merchant's ba11k accoum or otherwise. 1.12      l't•otrctlon  of  Jnform"!!un   Mcrch LI! and  cad\   pcr.<on signing   this Asrcemcnt  on  behalf  of  Mcrchan! nndi<>r  as Owner,  in respect  of  himself  or heHe!f  persouollr,   authorizes   FUNDER   to  disclose   it!!Om>atiolt cot\c ming Morchant's and each  Owner'• credit  standing  (mcluding  credit  burcm> reports 1ha1 FUNDER   obtains)   and   business   conduct   only   to   agents,   aniliales, subsidiaries, Wid  cr dit  reponing  bur aus.    Merchant  u11d  ach Owner  hereby wail'eS to tho maximum extent permincd  by law any claim fo1r damages against FUNDER or any of its aniliatcs and the Fundcrs rclu(ing (o any (i) in\'csligntim> undcnakcn by or"" behalf of FUN)}ER as pcrmitlc>d by this Agrccnwnt  or (ii) disdo.<ure ofinfomtminns pcrmilled l>y this Agreement. 1.13    Comtldrntlolity.  Mcrchat>l undcr.<tands and  agree< that  the  terms  and condition>  of  doc  products  and  sm•iccs <>ffcrcd   by  FlJNilER, including  this Agrccmet!t nnd "")' othc,- FUNIJER documentations (collectively,  '"Conlidential lnfonnation'")  arc   pwpnc ll)'   and   cunftdenti.ll   ittfnnnalion    of   FUNDER. Accmdingly  unk<> disclom>c i> required  by law or court mdor, Mc>dmm slmll nol diSclose Confidential  Information  of FUNDER to >my 11erson  other  than "" allomcy,  accountant,  finand•l ad\'isor  '" employee  of   Merchotu who  needs (o know   such   infomMiou   lOr  the  1>01-pose  of  advising   Merchont  (""Ad\'isor"), provided udt Advisor uses such mform"tion  solely foo the puq>osc of ad\'ising Mc1cham and  first  awccs  in w>iting to he hound  hy  the  tcnns  of  this Section 1.13. I. 14  Puhilclly. Merchant and each Owner unly amhori"'s FUNDER to usc its, his or her nome in B liMing of clients uud in ud>'•tlising aud mwhling mute rial> with their express written ennscm. 1.15  - Merchant  hc>ehy acknowledge>  and agrees that FUNDER  may be  uoing '"doing  lm•incss  as"  '" '"<llbla'' nan>co in  connccti"" with  va1ious malletS relating  to tho uunsoction  between  FUNDER and  Merchant,  mcllldtng the fihng of\JCC-1 fina11cong <!a!cment' and other notic<S or filing< II.  II.EPRESENTATIONS, WARRANTIESANil  COVENANTS Merchant represents, wmrm!ls nnd covenant•  that as of this date and duri11g d1c tCITll of this Agreement 2.1  l'lnonrlol  Condltlon and   Finandallnfo mallon. Its bank  and  financial statcmo!llS, COili<S of  wh>ch have  b•en  fumishtd to !'UNDER, and  liuuoe statements which will be furnished horca(kr  at '" discrctin ofFUNIJER, fairlr •-.:present the r.nandal  eondii!On ofMc>clMt!at uch dates, and Since those dute> there  hu•  boon  no  m"h:rial  ...w-., changes,  financial  or  otherwise,   in  sud! condition,   operation  or  ownership   of  Merchot\1. Merc!Lalll hal   a  continuing, affmnatiw obligation  to aoh•isc FUNDER of any nwcrial ad.,..,.,... change  in its financial condition, opera lion or owne>ship. FUNDER >nay request ;;tatemcnts m any  time  dming  !lie  perli,.mancc of this  Agreement  und  tho  Morchnm  •hoi\ provide them to HNDER within 5 businc;s days.   Merchant's failure to do so is a material hreach ofthis Asrecmcnt. 2.2  Go\'ornmemal Appronls.  Merd'"m ;, in  mmpliance utod  hull comply with all laws and has valid pennit,, authori7.;1tions and licenses  to own. OJlctale und  lea.'c  il< propc>tie> and  to conduc-t tl1e  husine>S in  which  i1  i>  l"e>cntl cngag . 2.3  Aulhorlgllon  Me>chant, and  the  pcrson(s)   oigning  this  Asreemcnl   011 behulf  of  Mcrcl1ant, have  full ('OWer nnd amhodty to  in(ttr  and  perform  lhe obligations  under Ihis Ag cemont, all ofwhido hove been dul;•authoti"ll'd 2.4  lmunn•c. Mc1chant will maintuin  busines.•-intemtption  insurance  r1aming FlJNDER  a> loS5 payee and  mlditioma! insured  i11  amounts and  ogainsl rish as ure sMisfuctory 10 FUNDER and sllall provide FUNilER  pruofof,'Uoh  in>unmcc ttl"'" requc-'1. 2.5 lntcnlim>ally omitted 2.6  Cl••n1'• uf  Namo  or   l.ccnt!un.   Merchant  will  not  conduct  Merchant'> businc'"es  Ut1dor   nny  momc other   thton   as  dioclostd   to  the  l'rocos  or   and FIJNDER oJ change any of itplocoofhu inoss. 2.7  Dail)'liMch Out.   McTchanl will hatch Olll >cccipl> with the l'rocc.,,m  on" daily basis 2.Fstonp£1  C£r!l!lc tc         Mo1chant will  ol nny limo, at\d from  limo to  time, "1"111  at  lcd.<l ot>c 11) day'>  p1iur nn11cc  from  FUN DE!\  m ?1-lcJChant. cxccll(c, acknowledge and deliver  l<>  FUNllER  •wdlor tu any mher peroon, per<at> l"um or corpowl!on  speciH<d by FUNDER, a statement cc>1ifying thar this Agreement is lllliMdiftcd  illld 111  full for"and dfccl (.,r, if ocrc  ha,•c hcon modLiications, tbat the some i> in lUll fmcc and en-eel"' modified and Sl:<ting tlw nu•dir.calioms) and otating the date< which  tho l'tnch«scd Amount or '"'Y portion  thereof  hos bce11 repaid. Vi  No Rpnkl"umey or lmoh•e ocy,  As of the dulc ofll>is  Agreement,  Mcrdoanl represents  th"t it i• not inwlvcnl  w1d docs not rontemplatc nnd has not liled any potition for  h•mkmptcy 11101ectinu  unJcr  Title 11 of tho United St"l"' Code and there  hao  been  nn  invnlnnlal)'  pctiliom bJOnght or  pcoding  against  M<rclLOnl Merchant  funhor  warrmm !hat il doc> not anli<•ipatc nling an)' such  b.>nkruptcy p<liti<>n   und  it dnc•  not  anticipate  1h.11  an  involuntar)' petition  will  be  lil<cl again<\ it.   In the t\'cnt   th.11  the  Mrrchant  flit.' fol  hankntptcy  pn>tcction or i,; placed uttclor an ittvolumary nling l'rotc<:lil)n,;  2 and 3 urc immcdi ..tcly inn>ktd. 1.10  Addl!lo11l Ftnandni'• Mcr hunlsh•ll not enter into  any  arnwgcl!!Cnt, agncmcnt  or  commitme!ll  for  any   additional Onanetng, whcth•r  In  the form  of • purchase of  t•e clvnhleJ  or  Q  loan  to tho  buslncu with  any l>&rly othrr than  FU  DER w houlthclr written pcrmis•lon. l.i I     Unencumbered RccdnU. Me1dmm  has gond,  complete  and  markctJhk title  hl  all  Re eipts,   free  and  clear  of  any  ru1d  all  liah!litic;,   li m.  claim>, dmnges, rcmictions, rondilion>,  »plion>,  rights,  mnng.;ge<, sccmitinterest,, <>lUitiC'l,  pledges  and encumbrw>cC'l of  any  kind or  nolum  what,oe\•er  oJ •ny other  rights or interests  that may be inc.msi>lcnl with  the lHu>sactions con\emplatcd  with, or udvcr>e 10 ll>e inte•ests ofFUNDER 1.12  llu•lncn l'uruo!c. Merchant is a \'alid busi11c;;s in good ;;tw>ding und..- the laws ofe junsdiction.• 111  which it is <>rgunizcd and/or  operates,  and Mereham i' entering  into thi> Agreement  for bu,inc>$ purpose.' and no! as a con>1.H\lcr   fo> pc>wn:<l, family or household purposco 2.13   P£!Ju!!  Umln   Ollwr  Contrueb.  Metchont"     execution   uf   and/or 1•crfonnancc under tll!S Agrccmenl will no\ cause or create an event of defaull hy Merchant under any contr.<CI with unothct pcn.nn or entity. ll!.lt.Vt:NTS OF D£ 'AULT AND REMEDI :s 3.1  Events or  ll•fau. Tho  occurrence  nf  any of  the follnwmg C\'Cnts shall constitule  an "hem of Dclduh" hcreut>doo: (.1) Merchant shall  violate any term m covenant  in thi1 Agrcrmrnt; (h)  i\ny  rcp e•ctuati\\n  ur warr•n>)' h)• Mcr,•hant ill this Agre>mctu .<hallpmvc  to ha>•e been incorrect,  faloc or misleading  in any nmcrial >espccl when made; (c) Merchant  shall admit  in wo it>ng itinabtlil)-'   to poy its dohto, "r >hall make a general  ussigntiiCI\1 for the bcnclit of crcd!lo><; 01 any proceeding .<h ll ho instituteol by or aj\ainst Me,chant .«eking  t<> adjmli<•atc it a  bankmpl  or insolvent,  or seeking  rrorgani;- tion,  arrangcmclll,  adJusUncnl, 01    compo>!tion  of  it  or  it.<   dclm;  (d)  the  sending  of  notice  of  termination   hy Ciua>anlor; (c)  Me chant  ;hall  transport,  n111vc,  inteuupt,  su;l'cnd, dossol\'c or lmninatc its business; (f) Mcrchunt shalltronsfet or ell all or subotanlialty all of its .<.,et'; {h)  Merchall!shall  mne  or $Q'ld  nutice of uny intended  hulk sole "' tran>fcr  by  Merchant;  (i)  Merchant  ohall  usc  multiple  de('ository acwunts withoul  the  pri<>r  wrillcn  c•onM>H  of  FUNDf:R; (j)  Merchant shall  cbangc  its depositing  ucc >Unt without  the prior written "'"'sent ol' FUNDER: (k) Merchant shall perform  any act that reduce< the ,•a]uc of any Collateral granted  under this Agreement; or (I) Merchant shall default under any of the letms,  CO\'etlal\1.< anJ cm>ditions of nnyo!her agreement with FONDER. 3.2 n medl s.ln case MY Event of Default occurs and is not wa1ved pursuant to Section  4.4.! hereof, FONDER on  its own and on bchalfofdLC  !'u!ldero may proceed  to  protect  and  enforce  io. rights or  remedies  by suit  in  equity  or  by action  at law,  or both, whother  for  the specilic  performance  of any 0\'e!Hult, asrcemcnl  OJ  o 1cr  pruvi>ion comai11ed herein,  or to enforce  llte di> hargc  of Merchant's ohligatiuns   hereunder  (including  tho  Pcr<onal Guarantee)  or  an)' other  legal or  equilllble  right or  remedy.    i\11  rights, powers  und remo:dies of FUNDER in connection  wid> this Asrcemcnt  may be exercised  al any  time by FUNDER allcr  the occurrence  or"" Even! of  i}cfault, ure cumulative  and  not exclusive,  and  shall  be  in  addition   to a>>>'  other  tights,  power;  or  rcmedic,; provid«< by law or equity. 3.3  Co•l•. Mc>elmnl shall pay to FUNI)Ell  :!II reasonable costs associated  with ( )  " breach   by  Merchant   of   Uoe    Co>•enants in  this  Agreement   und    oc enforcement  thereof, and (b)  le enforccmrnt  of UNDER '• remedies set tOrth in Scolion 4.2 alxwc, including hut nol)imitcd  lo court !:()SIand anomcys' fcc . 3.4 ltouuirs:d   Notllkat!rms  l\lerdoantls  requlrs:d  to gh•e FUNDF.R  wri((s:n ttolkc wllb!n 24 hours of n)" tlllng under Tklc  II  ofthe United St•lc• Code. Merchant Is required to h•e FU!'<DER senn  days' written notice  prior  !u the c!u lnc  uf nyul" of      ll or ubuantMiy all of tiLe Mcn:llanl's osss:t< or stock. IV. HSCELU..NEOL'S 4.1  Mudlll>•oUon••  Al•recluenl•.    No  modilic tiot>,  amendment,   wai\'cr   or onscnt or any  provision  r•f this Agrcemcnl  shall  he effective  unlc." the same shall be in writing and •igned by FUNDER 4.2   Assi  nmen!. Merchant  acknowledges and understands   that  I'UNDER  » acting on its own behalf 11nd  a.>  the aclmini>t>ator und lead investor for" gn!Up of indcpc11de!ll pa>1icipulll5  a  liot of  whi<;h c•n  bprovided   lo  Men•hant  "li"r funding and upon wriuen  noucc  to F\JNDEit.  !'UNDER  may u<Sign. uamfer or sell it, right.< to 1cceivc the Purchased  Amount or delegate its dutic.< hereunder, either in whole or in purt. 4.3  Notices.  All notices,  requests,  consent, dcmLI!lds and other  communi<:Mion" hcrew>der hall he delivered  by certified  mail,  rc!urn receipt  requested,  to  \he r"'pectivc parti"' to !his  Agrcemcn! at tho r.:ldre<scs set forth in this Agreement and >hall b.come efl"ective only UIMlll rocoipl. 4.4  W•h•n nemcdi<S.  No failure on  the part of FIJ.';'DER to exetctsc,  and  no delay  in cxe>dsing,  any 1ight under  this  Ag ecmenl  shu!l ope1u1c us a  waiver thereof, nor sht<\1 any single or P"rliol exercise of any right under this Agreement preclude  at\)' other or funher  exertise l11ercof or tltc exercise  of any other 1igh1 'l11e rcmedic;;  provided  hereunder   arc  cumulati\'e   and  not  e•clusivc   of  any remedies provided by law or equity. 4.511h>dbw Effttt•  GovcrnJnr Lw   \'cnuMnd Jurisdlcllnn  This Agrwnen> shall  be binding  upon and  inure to Ihe  bct cfn of Merchanl,  FUNI)F.R (and  it's l'artidpums} and their rc pcctivc successors  and as.,igns, FUNDF.R•l'articipanls shall  be third plill)' benetlc>ad« of all such agreements.    except  thnt Merchant shall  not  ha\'C  the  righl  10  a.<Sign  it' rights  hereunder  or  any  interest  herein withoul oc p>io> wri1tet1 cotl>ct\1  of FUNDER which c"n>ctll moybc will oeld in UND!iR's solo   discretion.    FUNDER   rescrv•o   the   rights   to   aSSi)ln this Agreement  with or  without  IHior wriltcr> nnticc 10 Mcrchanl.  This  Aweemcnt .<hal\ be govemcd  by and cons  lted  in aocordancc with Jl>e  laws of !he SMc  of New York,  without ro urds  to any app\ic:oblc principals or conllicts  ol' luw. Any .<niaction or pro>eccding arisinu hereunder, or the intc netation,perfunuancc  or bocach hereof, shall, if FUNDER  so elects,  be instilutcd  in any court  siUit>g "' New  York,  (the ""Acceptable Forums").    Me1chan1 asrces  thill the  Acceptable Fomms  arc  convcnicmto it, nud suhmit< to the jurisdiction  of  the AccCjliBhlc l'n>llll\and wa01•cs any a11d  all ohjec!ions  to jurisdiction or venue.  Should  >llch proccoding be i11itiated in  "'I)' olhcr  forum, Merchant waives ny >ight h>  >•ppusc any m\lli\ln or application  moUe by FUNDER to 1ransfor such  proceeding  to an Accoplablc Fomm. 4.6  Sun•ival  of   lhpn:sen!allon   etc.   All  representation<,   wllrtantic.< and cuvcnants  herein shall sm\•ivc the exocutiotl and delivery of this Agreement and shnll continue  ill full li>rcc tlnlil all ohligatim>s under this Agreement shall  have been sal!slicd in full and this ,\greemcnt <hall have terminated. 4.7 Sr>•ernblllty.  In ca.<o any of the provisioons in this Agreement  is f<>Und    I<> be invalid,   illegal  m uncnl\•rceablc   in  ony  respect,  the  validity,   logalily  '"'d eLLforcc holit<>(an;• nthct  l*"'isinn •>tl!:unod  herein ;,hall no! m an)-'  way be affcc•tcd or impaired. 4_8   F:n!lre   Agrretncnt.  Any   pro\'ision   hcrrof   prohib!led   by   law   'halt   be moffcctivc  nnly  to  the  extent  of  such   prolubili,>ll without   invalidating   the remaining  provisions  heroof. ThiAgrccmonl  and Seeul"l!y Agncn>enl  hereto ctnb(>dy the entire ngceemcnt between Mc ehant and FUNllER and supersede  all l"iur agreements and nnde11aandings relating to lllc suhject mancr hcrwf. 4.9JUR\' TlUAL WAIVEII. THE l'ARTIE-.'> IIERETOWMVK TRIAL B\' Jilin' IN  ANY COURT IN  ANY SUIT, ACJ"ION OR  l'ROCEF.DII'\G ON ANY !Kn'ER ARISING !)II CONN :CTION  WITH  OR  IN  ANY  WAY UELATE!>  TO  THE TJ{ANSACTIONS OF  WHICH THIS  AGREEMENT IS   A   PART    OR   THE    E)IIFORCK\IF.NT  HEREOF.   TilE  I'AR'fU:s HERETO   ACKNOWLEIJGE  THAT  EACH    ?>lAKES  TillS  WAIVER KNOV.'INGLY, WILLINGLY   AND   VOLUNTARILY  AND   \\'ITIIOUT llURESS, AN"ll DNLV  AFTF.R  EATF.NSJVF. CONSIIlERATION OF THE RAMIFIC,\TJONS OF TillS WAIVER  WITH  THEIR ATTORNEYS. 4.10  CLASS  ACrlO)II WAJ\'ER. THE  I'ARTJES II :RETO WAIVE  ANY !tiGHT TO  ASSF.In AN\' CLAI!IIS AGAINST THE  OTHER PARTY  AS A     REPRESENTATlVE     OR     F.MBER  II'\     ANY     CLASS      OR REl'lt£SEN"fATIVE  ACTION,  EXCEPT  WHERE SUCH    WAIVER   IS l'lWIITIIIn:D BYLAW AGAJ:-.ST l'UBI.lC l'OUC\'.  TO THE  EXH:NT EITHER  PARTY  IS  I'ER?I-!ITIED IIV LAW  Olt   COURT OF  L,\W TO I'ROCEED \\'ITU A CL,\SS OR  Rltl'RESI::NTATIVE ACTION AGAINST TilE  OTHER, THE  I'AUTIES HEREBY AGREE THAT;    (I)    THE I'REVAIUNG l'ARTY SHAU,  NOT   BE  ENTITLED  TO   HF.CO\'ER ATTORNEYS' FKF.S OR  COSTS ASSOCIATF.IJ   WITH  l't:RSlJlNG THE CI.ASS  OU  REPUESENTATI\'E ACTION  (NOT  WITilSTANiliNG  ANY OTHEU !'IIOVISJON  IN  nus AGIIH:t\H:NT);  AND  (l) TilE I'ARn' WHO  INITIATES OR  I'ARTICII'ATF.S AS A l\IE:.\IIIER  OF THE CLASS WILL   NOT  SUIIIIIIT  A  CLAn! Olt   OTIIEltWJSE l'AitTICil'AH: IN ANY      RF.COVF.!n'   SECL'IlED   TllllOlJG!l     TilE    CLASS      OH REPRESENTATIVE ACTION. 4. II  Fatdmllo Ae< h!O!ItO.  Fuc.\imilo 'ignol\lre< 'hoi\ he de< mod rcq>tahlc li>rollpmp».'<'., Initials:------    Samson Partners -SECURITY AGREEMENT AND GUARANTY  Merchant's Legal Name: SpccdEmissions. Inc. I SpeedEmissions Car Care  LLC I SpeedEmissions Acquisition  Company. LLC    D/B/A: Speedemissions fACHl  (LFl    Physical  Address: 1015 Tvrone Road Suite 220  Federal  ID# 33-0961488    City: Tvrone  State:  GA  Zip: 30290   SECURITY AGREEMENT    Security Interest.  To secure  Merchant's payment  and performance obligations to FUNDER, as the lead purchaser for itself and its affiliates  or the Fundcrs  , a list of which may be provided  to the Merchant upon  written  notice after the funding of the purchase  closes under  the Merchant Agreement  (the "Factoring Agreement"), Merchant  hereby grants  to FUNDER  a security  interest  in (a) all accounts, chattel  paper, documents, equipment, general  intangibles, instruments,  and inventory, as those terms arc defined  in Article  9 of the Uniform  Commercial Code (the ..UCC"),  now  or hereafter  owned  or acquired  by Merchant; and (b) all proceeds,  as that term  is defined  in Article  9 of the UCC {a and b collectively, the "Collateral").  Cross-Collateral. To secure  Guarantor's payment  and performance obligations to FUNDER  (and its the Fundcrs)   under this Security  Agreement and Guaranty (the "Agreement"), Guarantor hereby grants  FUNDER, fOr itself and its participants, a security  interest  in_ (the "Additional Collateral").  Guarantor  understands that FUNDER will have a security  interest  in the aforesaid  Additional  Collateral  upon execution of this Agreement.  Merchant   and  Guarantor each  acknowledge and  agree  that  any  security  interest  granted   to  FUNDER   under  any  other  agreement   between  Merchant  or  Guarantor and FUNDER  (the "Cross-Collateral") wlll secure  the obligations hereunder and under the Merchant Agreement.  Merchant  and Guarantor each agrees  to execute  any documents or take any  action  in connection with  this Agreement as FUNDER  deems  necessmy  to perfect  or maintain FUNDER's first priority  security  interest  in the Collateral, the Additional   Collateral  and  the Cross-Collateral, including the execution  of any  account  control  agreements. Merchant and  Guarantor each  hereby  authorizes FUNDER to  file  any  financing statements deemed   necessary by  FUNDER   to  perfect  or  maintain  FUNDER's security interest,  which  financing  statement may  contain  notification that Merchant and Guarantor  have  granted  a  negative  pledge  to FUNDER   with  respect  to the Co!lateral,  the Additional  Collateral  and  the Cross-Collateral, and that any subsequent lienor  may be tortiously interfering with FUNDER's rights.   Merchant and Guarantor shall  be liable for and FUNDER  may charge  and collect  all costs and expenses, including but not limited  to uttorney's fees,  which  may be incuned by FUNDER  in protecting, preserving and enforcing FONDER's security interest  and rights.  Negative Pledge,   Merchant and  Guarantor each  agrees  not  to create,  incur,  assume,  or permit  to exist,  directly  or indirectly, any  lien  on or with  respect  to any  of the Collateral  , the Additional Collateral  or the Cross-Collateral, as applicable.  Consent to  Enter Premises and  Assign  Lease.  FUNDER  shall  have  the  right  to cure  Merchant's default  in the  payment  of rent  on  the  following  terms.   In  the event Merchant is served  with  papers  in an action  against  Merchant for nonpayment of rent  or for summary eviction,  FUNDER  may  execute  its rights  and remedies  under  the Assignment of  Lease.    Merchant   also  agrees that  FUNDER   may  enter  into  an agreement   with  Merchant's landlord  giving  FUNDER   the  right:  (a)  to enter  Merchant's premises  and  to  take  possession of the  fixtures  and  equipment   therein  for  the  purpose  of  protecting  and  preserving same;  and (b)  to assign  Merchant's lease  to another qualified  Merchant  capable  of operating a business  comparable to Merchant's at such premises.  Remedies.  Upon  any  Event  of  Default,  FUNDER   may  pursue  any  remedy  available at law  (including those  available  under  the provisions of the  UCC),  or  in equity  to collect,  enforce,  or satisfy  any obligations then owing,  whether  by acceleration or otherwise.  GUARANTY  Personal Guaranty of Performance. The undersigned Guarantor(s) hereby  guarantees to FUNDER,  and its affiliates or the Funders, Merchant's performance of all of the representations, wammties, covenants made  by  Merchant in this  Agreement  and  the  Merchant   Agreement, as  each  agreement   may  be  renewed,  amended, extended   or otherwise modified  (the "Guaranteed Obligations").  Guarantor's obligations arc due (i) at the time of any  breach  by Merchant  of any representation, warranty,  or covenant made  by Merchant  in this Agreement and  the Merchant Agreement, and (ii) at the time Merchant  admits  its inability  to pay its debts, or makes  a general  assignment for the benefit  of creditors, or :my  pmcecding shall  be instituted   by or against  Merchant  seeking  to adjudicate it bankntpt or  insolvent,  or seeking  reorganization, arrangement, adjustment, or composition of it or its debts.  Guaranto1• Waivers.   In the event  that Merchant  f:tils to make a payment  or perfOrm any obligation when  due under  the Merchant  Agreement, FUNDER  may enforce  its rights  under  this  Agreement without  first  seeking   to  obtain  payment   fimn  Merchant, any  other  guarantor, or  any  Collateral, Additional   Collateral   or  Cross-Collateral FUNDER  may hold pursuant  to this Agreement or any other guaranty.  FUNDER  docs  not have to notifY Guarantor of any  of the following events  and Guarantor will not be released  from its obligations under  this Agreement  if it is not notified of: (i) Merchant's f.'l.ilme to pay timely any amount  owed under  the Merchant Agreement; (ii) any adverse  change  in Merchant's financial  condition or business;  (iii) any sale or  other  disposition  of  any  collateral   securing the  Guaranteed  Obligations  or  any  other  guarantee of  the  Guaranteed  Obligations; (iv)  FONDER's  acceptance of  this Agreement; and {v) any renewal,  extension  or other  modification of the Merchant  Agreement or Merchant's other obligations to FUNDER.  In addition, FUNDER  may take any of the following actions  without  releasing Guarantor from any of its obligations under  this Agreement : (i) renew,  extend or otherwise modify  the Merchant  Agreement or Merchant's other  obligations to FONDER; (ii)  release  Merchant  fi•om its obligations to FONDER; {iii) sell,  release,  impair,  waive  or otherwise thil to realize  upon  any collateral   securing the  Guaranteed Obligations  or  any  other  guarantee of  the  Guaranteed Obligations; and  (iv)  foreclose   on  any  collateral   securing  the  Guaranteed Obligations or any  other  guarantee of the Guaranteed Obligations in a manner  that impairs  or precludes the right of Guarantor  to obtainreimburst:rnent for payment  under this  Agreement. Until  the  Merchant  Amount  plus any  accmed but unpaid  interest  and  Merchant's other  obligations to FONDER  under  the  Merchant  Agreement  and  this Agreement arc  paid  in full,  Guarantor  shall  not  seek  reimbursement from  Merchant  or any  other  guarantor for any  amounts paid  by it under  this Agreement.  Guarantor permanently waives and shall not seck  to exercise  any oft he following rights  that it may have against  Merchant, any  other guarantor, or any collateral  provided  by Merchant or  any  other   guarantor,  for  any   amounts  paid  by  it,  or  acts   performed   by  it,  under   this  Agreement:  (i)  subrogation  ;  (ii)   reimbursement;  (iii)   performance;  (iv) indemnification; or (v) contribution   In the ("vent that FUNDER  must return  any amount  paid by Merchant or any other gu> rantor of the Guaranteed Obligations because that person  has become  subject to a proceeding under  the United  States  Bankruptcy Code  or any similar  law, Guarantor's obligations under  this Agreement  shall  include  that amount.  Guarantor Aclmowlcdgement. Guaranto1• acknowledges that: (i) He/She understands the seriousness of the  provisions of this Agreement; (ii) He/She has  had  a full opportunity to consult with  counsel of his/her choice; and  (iii)  He/She has  consulted with  counsel of its  choice  or  has  decided not  to avail  himself/herself of that opportunity.   INITIAL:--- Joint  and Several  Liability.  The obligations hereunder of the persons or entities constituting Guarantor under this Agreement are joint and several.  THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THlS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN TI-llS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE !\lEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS AND CONDITIONS.  MERCHANTS AND OWNERS/GUARANTORS ACKNOWLEDGE THAT THIS WRITING REPRESENTS THE  ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO.   IT IS UNDERSTOOD THAT ANY REPRESENTATIONS OR ALLEGED PROMISES BY INDEPENDENT BROKERS OR AGENTS OF ANY PARTY IF NOT INCLUDED IN THIS WIUTTEN AGREEMENT ARE CONSIDERED NULL AND VOID.   ANY MODIFICATION OR OTHER ALTERATION TO THE AGREEMENT MUST BE IN WRITING AND EXECUTED BY THE PARTIES TO THIS CONTRACT.    MERCHANT#! By Richard Parlontieri (Print Name and Title)  (Signature)    < SignHere   SSII 2R5-40-9642   Drivers License Number: 018466983 GA      MERCHANT#2 By    (Print Name and Title)  (Signature)    <Sign Here   SS#   Drivers License Number:      OWNER/GUARANTOR #I By Richard  Parlontieri   {Print Name)  (Signature)    <Sign Here   SS#  285-40-9642   Drivers License Number:  018466983-GA      OWNER/GUARANTOR  #2 By       ------------    <Sign Here    SS#   (Print Name)  (Signature) Drivers License Number:                            AUTHORIZED SERVICING AGENT- Colonial  Funding  Networl•, Inc.  Colonial Funding Network, Inc.{Colonial) is the Authorized Senicing Agent of Samson  Partners for this contract providing  administrative, bookkeeping, reporting and support services for Samson  Partners and  the Merchant. Colonial is not affiliated  or owned by the Samson Pa1•tners and is acting as independent agent for services  including but not limited to background checks, credit  checks, general  unden\1"iting review, tiling UCC-1 security  interests, cash management, account reporting and remit  capture. Colonial  may at its sole discretion  participate in this financing by providing  a small  portion  of the funds for this transaction directly  to Samson  Partners. Colonial is nut a credit  card  processor, or in the business of processing  credit  cards.   Merchant hereby  acknowledges  that in no event will Colonial  be liable for any claims made against  the Samson  Partners or the Processor under  any legal theory  for lost profits, lost revenues, lost business opportunity, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by the Merchant and Owner/Guarantor.    MERCHANT By---------- 77-.---  ---------- (Print Name and Title)    Sign: ------------=-----:--------------------<"'-. Sign Here   tr-('.,J"'J c o l o n ia 1  f u n d '1   n g n c t v.r  or k   Origination Fee- to cover underwriting and related  expenses Amount Funded  Origination Fee Up to $7,500.00 $199.00 $7,501.00-$50,000.00 $295.00 $50,001.00-$100,000.00 $395.00 $100,001.00-$250,000.00 $795.00  a)   ACH Program Fee-  $ 395.00  ACH's  are labor intensive and are not an automated  process requiring us to charge this fee to cover costs  b)   NSF Fee (Standard)-  $ SO.OOea Up to FOUR TIMES ONLY before a default is declared    c)   Rejected ACH Daily ACH Program   When the merchant  directs the bank to Reject our Debit ACH Amount Funded  Reject Fee i.   Up to $7,500.00  $  25.00 ii.   $7,501.00-$50,000.00 $  35.00 iii.   $50,001.00-$100,000.00   $  50.00 iv.   $100,001.00-$250,000.00 $  75.00 v.    Over $250,000.00  $100.00   Weekly ACH Program  Amount  Funded  Reject Fee vi.    Up to $7,500.00  $  75.00 vii.   $7,501.00-$50,000.00 $  99.00 viii.   $50,001.00-$100,000.00   $175.00 ix.   $100,001.00-$250,000.00 $275.00 x.    Over $250,000.00  $395.00     d)   Bank Change Fee-  $75.00 requiring us to adjust our system   When Merchant requires a change of account to be Debited      e)   Blocked Account-   $2,500.00   When Merchant BLOCKS  account from our Debit ACH which   places them in default (per contract)    t)  Default Fee Collections   $5,000.00   When Merchant changes bank account cutting  us off from our   g)   UCC Termination Fee-  $150.00   When Merchant  request a UCC termination    Miscellaneous Service Fees.  Merchant shall pay to Colonial certain fees Merchant funding is done electronically to their designated bank account and charged a fee of $35.00 tOr a Fed Vlire or $15.00 for an ACH.  The fee for underwriting and origination is paid fi•om the funded amount in accordance with the schedule below.  If Merchant is utilizing a Bridge I Control Account, there is an upfront fee of $395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreement with Merchant. Fund transfers fi_-om  Bridge I Control Accounts to Merchant's operating bank account will be charged $10.95 per month via ACH. This fee will continue if the bridge account remains open after the RTR is paid.  Merchant will be charged $50.00 for each change of its operating bank account once active with Colonial.  Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of$75.00  per occurrence. (All fees are subject to change)     Merchant Initials:                    _   ACH Authorization Form   Business Authorized to Debit/Credit  Amount:   Samson Partners, LLC 347-442-7999   4459 Amboy Road Suite 3 Staten Island  NY 10312  Account Holder Information:   Richard Parlontieri  Speedemissions Account Holder Name  Account Holder D.B.A. Name  Account Holder Phone  1015 Tyrone Road Suite 220  Tyrone, GA, 30290 Account Holder Address City State  Zip  Account Holders' Bank lntormation:    Account Holder's Bank Name Branch City State  Zip    Bank Routing-Numbers Bank Account Number  Transaction lntormation: UNDERWRITER  FEE Goods Purchases/Services Rendered    $999.00  Amount  of Transaction   January 19,   2015   Effective Date     Authorization:   In exchange for products  and/or services listed above the undersigned  hereby authorizes Samson Partners  LLC To electronically draft  via the  automated clearing  house system the  amounts  indicated  above from  the  account  identified above.   This authority will  continue  until  withdrawn in writing by the   undersigned  account   holder.     The  undersigned   hereby   certifies   that   they   are  duly authorized  to execute  this  form  on behalf  of the  above listed  account  holder.   I acknowledge that I am subject to a $35.00 reject fee if item is returned for insufficient funds.        Signature of Account Holder   Richard Parlontieri Name/Title of Account Holder    Date